SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       April 19, 2000
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                       Vitesse Semiconductor Corporation
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               (Exact name of Registrant as Specified in Charter)

        Delaware                      0-19654                     77-0138960
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(State or Other Jurisdiction      (Commission File              (IRS Employer
     of Incorporation)                 Number)               Identification No.)

741 CALLE PLANO, CAMARILLO, CALIFORNIA                                   93012
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (805) 388-3700
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Item 5.  Other Events.

     On April 19, 2000, the registrant announced that it agreed to acquire all of the equity interests of SiTera Incorporated for $750 million in common stock. The transaction is expected to be completed in the quarter ending June 30, 2000. The Company expects the transaction to be accounted for as a pooling; however, pooling is not a condition to closing.

     A copy of the press release containing the foregoing announcement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release Dated April 19, 2000


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2000

                                               /s/ Eugene Hovanec
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                                               Name:    Eugene Hovanec
                                               Title:   Chief Financial Officer


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                DESCRIPTION
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99.1                                  Press Release Dated April 19, 2000